Exhibit 10.62

变更协议

Amendment Agreement

(修订函编号/Ref. No.: CL201606008-001)

隶属于/Belonging to: 授信协议/Facility Agreement

(编号/Ref. No.: CL201606008)

第一部分 签署页/Part I Execution Page	变更协议编号/Agreement Ref. No.: CL201606008-001

签署页

Execution Page

融资行	客户
Financing Bank	Client

浦发硅谷银行有限公司	播思通讯技术（北京）有限公司
SPD SILICON VALLEY BANK CO., LTD.	Borqs Beijing Ltd.

住所地	住所地
with address at	with address at

上海市杨浦区大连路588号宝地广场B座21楼	北京市海淀区八里庄路62号院1号楼8层943室
200082

21/F, Block B, Baoland Plaza,	Room 943, 8/F, Building No. 1, No. 62, Balizhuang Road, Haidian District, Beijing
No. 588, Dalian Road, Shanghai 200082

以上当事人在本协议中简称为“融资行”	以上当事人在本协议中简称为“客户”
hereinafter referred to as “Financing Bank”	hereinafter referred to as "Client"

上述各方当事人在此同意并接受本变更协议中所述之全部条款；客户特此确认，

就本协议项下有关条件和条款，融资行已向客户作出充分的说明和解释，

客户已理解、同意、承认该等条款。

The parties above hereby agree to and accept all terms and conditions set forth in this Amendment Agreement. The Client hereby confirms that sufficient interpretations and explanations have been made by the Financing Bank in relation to the clauses hereunder and all of them have been understood, agreed and acknowledged by the Client completely.

有鉴于此，上述各方当事人签章如下：

Accordingly, the above parties execute as follows:

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-001

变更协议条款

Terms and Conditions

鉴于:

Whereas,

浦发硅谷银行有限公司（作为融资行）与客户（作为借款人）于2016年07月20日签署了《授信协议》（编号：CL201606008，下称“《授信协议》”）以及其他相关文件（连同前述文件的任何变更、修订、补充，以下简称“融资文件”）。根据融资文件，银行同意向客户提供金额为人民币壹仟伍佰万元整之银行授信（下称“授信”）。现经各方协商一致，达成如下增补及变更条款(“本变更协议”)，以资协议各方共同恪守：

SPD SILICON VALLEY BANK CO., LTD. (as financing bank) and the Client (as borrower) have entered into a Facility Agreement (“Facility Agreement”) dated Jul. 20th, 2016 (Ref. No. CL201606008) and other related documents (together with any modification, amendment, supplement of/to the foregoing, hereinafter as the “Finance Documents”). Pursuant to the Finance Documents, the Financing Bank agrees to make available to the Client the facility up to RMB15,000,000.00 (hereinafter as the “Facility”). Based on the foregoing, the parties hereby further agree to reach the amendment and/or supplementary clause as below (hereinafter as the “Amendment Agreement”).

1.	各方一致不可撤销地确认本变更协议条款如下：

The parties hereby irrevocably confirm the following amendment clauses below:

(1)	《授信协议》第二部分“特别条款”中对于“额度期限/最终到期日”中的如下内容：

The contents of “Facility Validity Period/ Final Maturity Date” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

额度期限/最终到期日 Facility Validity Period/ Final Maturity Date	最终到期日： 自本协议签署之日起12个月届满之日	Final Maturity Date: 12 months from the execution date of this agreement

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

额度期限/最终到期日 Facility Validity Period/ Final Maturity Date	最终到期日： 2017年08月31日	Final Maturity Date: August 31st, 2017

引用结束/UNQUOTE

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-001

(2)	《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“业务额度到期日”中的如下内容：

The contents of “Maturity Date of the Loan Limit” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

业务额度到期日 Maturity Date of the Loan Limit	自本协议签署之日起12个月届满之日 12 months from the execution date of this agreement

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

业务额度到期日 Maturity Date of the Loan Limit	2017年08月31日 August 31st, 2017

引用结束/UNQUOTE

2.	客户在此确认，至本变更协议签署之日没有发生任何违约事件或潜在违约事件及所有声明保证在任何事实方面仍然保持真实、准确。客户在融资文件项下所述的每一项声明和保证，在本变更协议和担保文件（如有）签署后均将继续保持真实和准确并被全面遵守。

The Client hereby confirms that, at and until the execution date of the Amendment Agreement, no Events of Default or potential Events of Default are existing or continuing, and all representations and warranties made by any Client remain true and accurate in all material respects. Each representation and warranty made by the Client under the Finance Documents will continue to remain true, accurate and be in complete compliance after the execution of the Amendment Agreement and security documents (if any).

3.	本变更协议由封面、第一部分(签署页)和第二部分(正文)组成，并构成不可分割的完整整体。除非另有明确说明，本变更协议中定义和术语与授信协议中具有相同含义。

This Amendment Agreement consists of the cover page, part I (execution page) and part II (context), which shall constitute an integrity. Unless otherwise stated hereunder, terms and definitions defined herein shall bear the same meaning ascribed to it in the Finance Documents.

4.	本变更协议是融资文件不可分割的组成部分。本变更协议与融资文件约定不一致的，以本变更协议为准，融资文件其余条款保持不变，本变更协议未涉及事项仍应依照融资文件的约定执行。

This Amendment Agreement shall constitute an integral part of the Finance Documents. In the event of any discrepancy between this Amendment Agreement and the Finance Documents, this Amendment Agreement shall prevail without prejudice to any other provisions of the Finance Documents. Matters not covered in this Amendment Agreement shall still be dealt with by the parties in compliance with the provisions of the Finance Documents.

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201606008-001

5.	所有与本变更协议有关的费用，无论是法律费用或其它费用，包括(但不限于)就本协议各份正本应付的中国法下的印花税以及与本变更协议的准备、谈判、签署和执行相关的律师费，均应由客户支付。

Any and all costs in relation to this Amendment Agreement including but not limited to legal fee and other cost, such as stamp duty charged under the PRC law for each original copy of this agreement and any attorney fee payable in relation to the planning, negotiation, execution and implementation of this Amendment Agreement, shall be borne by the Client.

6.	本协议自融资行与客户有权签字人签字并加盖公章后生效。

This Amendment Agreement shall come into force after it has been duly signed by the authorized person(s) of the Financing Bank and the Client(s) and sealed with common chops by both/all parties.

7.	本协议以中文和英文书就，若两种语言版本的内容发生任何不一致，则应以中文为准。

This Amendment Agreement is written in both Chinese and English. In the event of any inconsistency between these two versions, the Chinese version shall prevail.

8.	本变更协议一式 贰 份，所有签署方各执 壹 份，均具有同等法律效力。

This Amendment Agreement may be executed in TWO separate counterparts, each of which when so executed shall have equal legal effect. Each party may have one counterpart.

-以下无正文-

-END OF AMENDMENT AGREEMENT-

担保人(如有)确认：

Confirmed by the Security Provider(s)(if any):

我们已充分阅读和了解原融资文件以及本变更协议内容，且所有相关必要说明已有融资行提供；我们在此确认同意和接受上述变更，并愿就本次变更后的客户债务继续承担担保责任。

We have read and understood fully the contents of the previous Finance Documents and Amendment Agreement, and all related and necessary explanation have been given by the Financing Bank; we hereby confirm that we agree and accept the amendment stipulated above, and would continue to assume the security liabilities for the debts of the Clients after such amendments.

/s/ Pat Chan
担保人(保证人)授权代表签字
Security Provider(Guarantor)’s Authorized Signature
代表
on behalf of BORQS International Holding Corp
公章
Seal
日期 2017.07.20
Date

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